UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09152

The STAAR Investment Trust

 (Exact name of registrant as specified in charter)

604 McKnight Park Dr., Pittsburgh, PA 15237

 (Address of principal executive offices) (Zip code)

Andre Weisbrod

The STAAR Investment Trust

604 McKnight Park Drive

Pittsburgh, PA 15237

(Name and address of agent for service)

Registrant's telephone number, including area code: (412) 367-9076

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

December 31, 2011

STAAR INVESTMENT TRUST

LETTER TO SHAREHOLDERS

DECEMBER 31, 2011

Dear Shareholders,

2011 was a tough year for investors.  Bad news from Europe led the parade of fear that caused unprecedented volatility.  The DOW and the S&P 500 barely ended the year in positive territory.  International, global and emerging market investments suffered significant negative returns.

We were not satisfied with our performance in 2011.  With the exception of the AltCat Fund, our funds did not perform up to par against their benchmark indexes.  See our management discussion of performance for a more in depth analysis of performance.  We are working hard to improve and the Funds in general got off to an excellent start in January 2012.

We have been trying to offset the plethora of bad news and investor fatigue by pointing out that there is much positive happening within the U.S. economy and globally.  The gloom and doomers have been loud as usual.  But as usual they are not completely accurate.

Yes, there are still big hurdles to creating a long-term robust economy.  Government deficits are sure to weigh down growth, and conservative fiscal leadership is sorely needed.  Middle East turmoil and especially an Iranian attempt to shut down the Straits of Hormuz or attack Israel could severely interrupt oil supplies, especially with the Obama administration seeming to obstruct most attempts to increase our own oil production and supply which would help us rely less on the Middle East.  And of course the European problems continue, though it can be argued the investment markets have already priced in the defaults of at least a few governments.

The doomsayers’ long-term track record is poor, overemphasizing the negative and taking too long to see the positive (1980's through 1990's boom, for example).   Conversely I keep in mind that things are rarely as good as the optimists think and they often take too long to recognize the negative (1999 in stocks and 2007 in real estate and stocks).

If the worst does not occur, the stock markets could easily return double digits, even 20% or more in 2012.  Of course, if all the worst does come to pass, then we could see another set-back similar to the third quarter of 2011.  So far 2012 is showing more positive signs than negative.  We will watch carefully and seek wisdom, but all in all we are proceeding with reasonable optimism.

Know that we are thankful for your confidence and trust and will do all we can to make your investment experience with the STAAR Funds positive and profitable.  May 2012 be a great year for us all!

Sincerely,

J. André Weisbrod

Chairman of the Board of Trustees

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE

 DECEMBER 31, 2011 (UNAUDITED)

Market Volatility Increased in 2011

The securities markets experienced a period of extreme stress in 2011, resulting in extraordinary volatility particularly in the equity markets as reflected in the prices of individual stocks and stock funds, but also in the bond markets.  Volatility has sometimes adversely affected the stock prices even of financially sound companies and funds.  Such market conditions add to the short-term risk of investing in the Funds.  Volatility has significantly decreased so far in 2012, which has helped the markets' performance.

Chart A
2011 Markets	Total Return*
Inflation	3.3%

US Treasury Bills	0.1%
Barcap 1-3 Yr US Gov’t Bonds	1.6%
Barcap Intermediate Gov’t/Corp Bd	5.8%
Large Company Stocks	2.1%
Small Company Stocks	-4.2%
International Stocks	-12.1%
International Emerging Markets	-20.4%
Average	-3.9%

Stocks in Review

Chart B
12-Year Periods Large Company Stocks Total Returns
1929-1940	-1.6% annualized
1930-1941	-1.9%
2000-2011	+0.55%

2011 was not a good year for global stock investing and it was a year where some of our strategies and decisions didn’t work as well as they have in the past.   It has been a tough four years and the worst nominal twelve-year stock market performance since the Great Depression.  Consider Chart B showing the performance of large company stocks during the three worst twelve year periods since 1926.  It is no wonder there was so much of what I call “investor fatigue” in the second half of 2011.  Our investors have asked us to err on the conservative side and we did so in the summer and fall months when we increased cash and put on some hedges in case the worst fears were realized.  Instead the markets abruptly reversed their downward trajectories and we had to close out the hedge positions at a loss and in hindsight reduced cash too slowly.

AltCat Fund

The AltCat Fund weathered the roller-coaster world stock markets reasonably well in 2011, beating its benchmark index.  A number of U. S. companies held by the Fund throughout the year performed excellently to help the overall

STAAR INVESTMENT TRUST

MANAGEMENT DISCUSSION OF PERFORMANCE (CONTINUED)

 DECEMBER 31, 2011 (UNAUDITED)

returns.  These included VF Corp (+50.4%), Bristol Myers Squibb (+38.1%), McDonald’s Corp (+34.0%), Southern Company (+26.0%), ICU Medical (+23.3%) and Kimberly Clark Corp (+21.1%).  Some foreign holdings also did well, including Diageo PLC ADR (+21.1%), Accenture PLC (+12.1%) and iShares S&P Global Healthcare ETF (+10.6%).

Most of the worst performers were overseas holdings, including Eaton Vance Greater India Fund (-38.8%), iShares Chile ETF (-25.3%), iShares Brazil ETF  (-22.3%), SPDR S&P Emerging Asia Pacific ETF (-21.3%) and iShares MSCI Taiwan Index ETF (-21.3%).  Under-performing U.S. holdings that were held throughout the year included iShares Dow Jones US Basic Materials ETF          (-15.2%) and iShares Russell Microcap Index ETF (-9.5%).

International Fund

After a number of years of excellent performance the International Fund trailed the EAFE index in 2011.  However it retained a 4-star rating by Morningstar, Morningstar, which places the Fund in the top third of all funds in its category and taking into account 3-year, 5-year and 10-year performance.  Emerging markets were particularly disappointing.  Even though many of the emerging countries have better growth rates and balance sheets than Europe and the U.S. they were penalized by fear of reduced demand for their products and services.  If the world economies improve the stocks of many foreign companies should do well.

Among positions held the entire year, best performers included Diageo PLC ADR (+21.1%), Accenture PLC (+12.1), Textainer Group Holdings, Ltd (+6.7%) %), iShares MSCI Malaysia Index ETF (-0.6%) and the Aberdeen International Equity Fund (-4.8%).  Worst performers included Wisdom Tree India Earnings ETF        (-40.6%), iShares MSCI Turkey Investable Mkt ETF (-36.2%), iShares Chile ETF (-25.3%), iShares Brazil ETF (-22.3%), iShares MSCI Taiwan Index ETF             (-21.3%) and Putnam International Opportunities Fund (-21.3%).

Smaller Company Stock Fund

The Smaller Company Stock Fund trailed the Russell 2000 in 2012.  We are examining the underlying fund holdings as well as ETFs and individual stocks and look to make adjustments to improve performance in 2012 and beyond.  Historically small stocks have outperformed large stocks during inflationary periods and well-rounded portfolio allocations including small companies should be considered by most investors.

The best positions held for the year included SCP Pool, Inc (+45.8%), Steve Madden (+24.3%), ICU Medical (+23.3%), United Guardian (+14.6%), Quality Systems (+8.0%), Eastgroup Properties (+7.7%), Watsco (+7.6%) and iShares S&P Smallcap 600 Growth ETF (+3.5%).  Worst positions included Powershares Global Water ETF (-20.2%), Royce Microcap Fund (-12.1%), iShares Russell Microcap Index ETF (-9.5%) and Market vectors Environmental Services ETF (-8.4%).

Larger Company Stock Fund

It was a disappointing year for the Larger Company Stock Fund as it trailed the S&P 500.  While it is off to a good start in 2012 we are examining the core positions and seek to position the portfolio for better performance going forward.  The United States economy is in better shape than most in Europe and many other countries and many of our large companies are in excellent competitive positions.

Among the best positions held for the entire year were VF Corp (+50.4%), McDonald’s Corp (+34.0%), International Business Machines (+27.3%), Southern Company (+26.0%), Home Depot (+22.9%), Kimberly Clark Corp (+21.1%), PPL Corp (+17.1%), Costco (+16.7%), HJ Heinz (+13.0%) and iShares Nasdaq Biotechnology ETF (+11.9%).  The most disappointing positions were Applied Materials (-21.6%), Amphenol Corp (-13.9%), Market vectors Agribusiness ETF (-11.01%), Calamos Growth Fund (-9.1%), iShares North American natural Resources ETF (-7.8%), Heartland select Value Fund     (-6.7%) and EMC Corporation (-5.9%).

General Outlook for Stocks in 2012

In our year-end letter, I stated that “barring a total European meltdown, I lean toward a positive 2012 with both domestic and International stocks potentially returning over 10%.   But getting there could be a rocky road with more of the volatility we saw in 2011.”  The year has started out extremely well with the best January since 1997.  Volatility has been low.  As of this writing on February 17, 2012, the S&P year-to-date is up over 8.5%, the Russell 2000 has gained almost 12% and the EAFE International Index is up almost 11.5%. However, we will not be surprised to see some bumps in the road.  We will be watching carefully and looking for opportunities.

Overall domestic and foreign stock valuations look very good to reasonable.  Upside 2012 returns could be over 20% and even 30% or more if the world economies continue to show progressive improvement.  Wild cards are unanticipated defaults of nations not already discounted into the markets and potential terror attacks or war between Iran and Israel.  Any of these could send stocks tumbling.  But long term we favor stocks over most other investment alternatives.  History indicates that after a protracted period of below average performance, the following period is likely to be well above average.  Since large stocks have averaged almost 10% per year total returns since 1926, above average returns for the next ten or so years are not only possible but probable.

Bonds in Review

The intermediate and long-term bond markets were surprisingly good in 2011.   This was due primarily to the Federal Reserve’s actions to force interest rates lower.

Many bond managers, including that of the STAAR bond funds had taken maturities shorter because of the extremely low interest rates compared to inflation.  For bond holders to get a “real return” after inflation and taxes, bond coupon rates have to be two percentage points or more above inflation.  Therefore we believed, and still do, that the risk of inflation and higher interest rates presented increased risk to intermediate and long-term bond holders.   If interest rates rise even 1% or 2% long term bond holders could experience losses of 20% or more.

A second factor depressed our bond performance.  To create yield above expenses we needed to invest in bonds that were BBB (still investment grade, but lower rated).  Some were financial institutions and the irrational fear in the second half of the year drove the prices on some bonds down.  In one case the price of a bond went from over 100 to 92, an 8%+ paper loss.  This resulted in flat to negative returns at year-end.  Ironically the price recovered and rose to over 102 in the first three weeks of 2012!  Our General Bond Fund's total return just for January was 1.7%!

General Bond

Specifically, the General Bond Fund’s performance was hurt mostly by a temporary but significant drop in prices of some financial sector bonds.  These fully recovered in January, but the 2011 performance was affected significantly.  For example, a Bank of America short-term bond dropped in price from around $101 to $92, but rose in January to $102 in a matter of weeks!  Had that happened in December our bond fund performance would have been much better.

Short Term Bond

The Short Term Bond Fund performance was affected by the same dynamics as the General Bond Fund.  The main difference was that because of shorter maturities, yields were lower.

The Outlook for Bonds

We think that an inflationary trend is more likely than a deflationary trend over the next three to five years or longer.  The opportunity for big gains is over.  Rates are too low and the risk for bondholders now is a rise in interest rates that would push the prices of bonds down.  Long-term bonds could experience double-digit losses if inflation pushes rates up significantly.  We were early in taking our bond portfolios short, so we underperformed the last couple years and our bond performance was also hurt in 2011 by temporary valuation declines in some financial sector bonds.  However, we are positioned appropriately for rising rates going forward.  Investors should continue to use bonds for portfolio stabilization and where yields higher than money markets are desired.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

Perspective & Performance Indexes used for comparisons are selected as being closest to each Fund’s objectives.

AltCat (Alternative Categories) Fund (SITAX)-- A flexibly managed, multi-asset global fund of funds investing primarily in assets that offer opportunities for growth of capital.

For periods ending 12/30/11	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR AltCat Fund (ACF)	+6.31%	-7.43%	-7.43%	+7.12%	-1.02%	+3.75%	+3.61%	+3.93%
MSCI ACWI USD Index	+6.21%	-9.41%	-9.41%	+9.57%	-4.02%	+2.24%	+2.04%	+2.93%
Morningstar World Stock Funds Index	+6.71%	-7.93%	-7.93%	+12.35%	-1.94%	+4.29%	+4.13%	+4.92%

STAAR General Bond Fund (SITGX)--  A high-grade general bond portfolio of US Gov't,Gov't Agency and Investment Grade Corp. Bonds with a flexible average maturity.

For periods ending 12/30/11	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR General Bond Fund (GBF)	+0.78%	+0.32%	+0.32%	+3.09%	+2.36%	+2.72%	+3.88%	+3.76%
Barcap Intermed Gov/Cred Index	+0.84%	+5.80%	+5.80%	+5.65%	+5.88%	+5.83%	+5.89%	+5.86%
Morningstar Intermed-Term Bd Fd Avg	+1.32%	+5.86%	+5.86%	+9.22%	+5.63%	+5.22%	+5.20%	+5.41%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR INVESTMENT TRUST

PERFORMANCE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2011 (UNAUDITED)

International Fund (SITIX) -- A fund of funds in which the underlying investments are primarily common stocks of companies in countries outside the U.S., including emerging markets. Individual stocks may be owned.

For periods ending 12/30/11	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR International Fund (INTF)	+3.83%	-15.55%	-15.55%	+6.95%	-3.52%	+4.76%	+2.73%	+3.75%
EAFE Index	+3.33%	-12.14%	-12.14%	+7.65%	-4.72%	+4.67%	+3.56%	+3.43%
Morningstar Foreign Large Blend Fds Avg	+4.48%	-13.97%	-13.97%	+7.79%	-4.65%	+4.00%	+3.63%	+3.42%

Larger Company Stock Fund (SITLX) -- A fund of funds in which the underlying investments are primarily common stocks of large and larger mid-cap companies Individual stocks may be owned. Objective: Growth w/ some Income.

For periods ending 12/30/11	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Larger Company Stock Funds (LCSF)	+8.65%	-4.03%	-4.03%	+8.25%	-2.68%	+0.81%	+2.38%	+3.46%
S&P 500 Index	+11.82%	+2.11%	+2.11%	+14.11%	-0.25%	+2.92%	+4.59%	+6.12%
Morningstar Large Blend Fds Avg	-11.14%	-1.27%	-1.27%	+13.18%	-0.99%	+2.60%	+4.48%	+4.90%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

STAAR Short Term Bond Fund (SITBX) -- A high-grade bond portfolio of US Gov't, Gov't Agency and Investment Grade Corporate Bonds with an average maturity between 1 and 3 years.

       .

For periods ending 12/30/11	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Short Term Bond Fund (STBF)	+0.00%	-0.85%	-0.85%	+0.53%	+1.24%	+2.35%	+3.76%	+3.76%
Barcap 1-3 Year US Govt Index	+0.21%	+1.56%	+1.56%	+1.79%	+3.80%	+3.38%	+4.45%	+4.55%
Morningstar Short-Term Bd Fd Avg	+0.51%	+1.66%	+1.66%	+5.12%	+3.48%	+3.38%	+3.83%	+4.00%

Smaller Company Stock Fund (SITSX) -- A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies. Individual stocks may be owned.

For periods ending 12/30/11	Last Quarter	Year-to-Date	One Year	Three Year Avg. Annual Return[1]	Five Year Avg. Annual Return[1]	Ten Year Avg. Annual Return[1]	Since Public Inception (5/28/97) [1]	Since Private Inception (4/4/96) [1]
STAAR Smaller Company Stock Fund (SCSF)	+10.34%	-8.08%	-8.08%	+11.83%	-2.55%	+3.32%	+5.41%	+5.53%
Russell 2000 Index	+15.47%	-4.18%	-4.18%	+15.63%	+0.15%	+5.62%	+6.13%	+6.58%
Morningstar Small Blend Fds Avg	+15.25%	-4.07%	-4.07%	+16.77%	+0.16%	+5.96%	+8.15%	+7.99%

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, then redeemed, may be worth more or less than their original cost.

1 Performance figures are total returns, including dividends and capital gains reinvested, except as noted with **. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.   Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  You should read the prospectus carefully and consider investment objectives, risks and expenses carefully before investing. The General Bond Fund was formerly named the Intermediate Bond Fund.  The Short Term Bond Fund was previously named the Long Term Bond Fund.  The investment objectives were changed by a vote of shareholders in August of 2004.  Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.  The Trust was formed as a PA private business trust and investment operations commenced 4/4/96.  Public inception was effective on 5/28/97 with no changes in investment operations, except for the General Bond Fund and the Short Term Bond Fund.

For a current prospectus, call 1-888-717-8227 or visit www.staarfunds.com

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

Shares		Value

COMMON STOCKS - 14.79%

Air Courier Services - 0.60%
200	FedEx Corp.	$ 16,702

Beverages - 0.94%
300	Diageo Plc. ADR	26,226

Computer Storage Devices - 0.54%
700	EMC Corp. *	15,078

Converted Paper & Paperboard Products - 0.79%
300	Kimberly Clark Corp.	22,068

Crude Petroleum & Natural Gas - 0.55%
200	Anadarko Petroleum Corp.	15,266

Electric Services - 1.45%
900	PPL Corp.	26,478
300	Southern Co.	13,887
		40,365
Laboratory Analytical Instruments - 0.53%
200	Waters Corp. *	14,810

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 0.91
200	V.F. Corp.	25,398

Miscellaneous Food Preparation - 0.47%
3,500	Inventure Foods, Inc. *	13,090

Perfumes, Cosmetics & Other Toilet Preparations - 0.27%
500	United Guardian Inc.	7,625

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

Shares		Value

Petroleum Refining - 1.22%
300	BP Prudhoe Bay Royalty Trust Co.	$ 34,188

Pharmaceutical Preparations - 0.76%
600	Bristol Myers Squibb Co.	21,144

Railroads, Line-Haul Operating - 0.91%
1,200	CSX Corp.	25,272

Retail-Eating Places - 0.72%
200	McDonalds Corp.	20,066

Retail-Variety Stores - 0.90%
300	Costco Wholesale Corp.	24,996

Semi-conductors & Related Devices - 0.60%
300	NVE Corp. *	16,659

Services-Business Services, NEC - 0.57%
300	Accenture Plc. Class A	15,969

Services-Computer Integrated Systems Design 0.79%
600	Quality Systems, Inc.	22,194

Services-Equipment Rental & Leasing, NEC - 0.63%
600	Textainer Group Holding Ltd.	17,472

Surgical & Medical Instruments & Apparatus - 0.64%
400	ICU Medical, Inc. *	18,000

TOTAL FOR COMMON STOCKS (Cost $325,362) - 14.79%		412,588

EXCHANGE TRADED FUNDS - 38.07%
1,300	Builders Emerging Markets 50 ADR Index Fund	$ 49,491

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

EXCHANGE TRADED FUNDS – (CONTINUED)
1,200	First Trust-ISE Revere Natural Gas	21,828
300	iShares DJ US Basic Materials Sector Fund	19,290
400	iShares DJ US Health Care Sector Index Fund	28,628
800	iShares DJ US Medical Devices Index Fund	47,008
100	iShares Dow Jones US Real Estate	5,681
1,200	iShares MSCI Australia Index Fund	25,728
300	iShares MSCI Brazil Index Fund	17,217
200	iShares MSCI Chile Investable Market Index Fund	11,542
500	iShares MSCI Emerging Markets Index Fund	18,970
900	iShares MSCI Malaysia Index Fund	12,060
600	iShares MSCI Singapore Index Fund	6,498
1,000	iShares MSCI Taiwan Index Fund	11,710
300	iShares NASDAQ Biotechnology Index Fund	31,305
500	iShares Russell 2000 Index Fund	36,875
300	iShares Russell Microcap Index Fund	13,395
4,400	iShares Russell Midcap Growth Index Fund	242,220
800	iShares S&P 500 Index	100,768
400	iShares S&P Global Consumer Staples Index Fund	26,624
100	iShares S&P Global Energy Sector Index Fund	3,819
300	iShares S&P Global Healthcare Sector Index Fund	16,836
800	iShares S&P Global Infrastructure Fund	26,562
800	iShares S&P Global Technology Sector Fund	46,968
600	iShares Silver Trust *	16,164
400	Market Vectors Environmental Service	18,637
700	Market Vectors-Agribusiness	33,005
800	Powershares Dynamic Leisure & Entertainment	14,952
800	Powershares Global Water Portfolio	12,472
300	SPDR S&P 500 Trust Series 1	37,650
600	SPDR S&P Emerging Asia Pacific Fund	39,594
800	Vanguard REIT Index	46,400
1,000	WisdomTree Investments, Inc. *	6,050
300	WisdomTree Midcap Earnings Fund	16,185
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $1,041,432) - 38.07%		1,062,132

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Shares		Value

OPEN END MUTUAL FUNDS - 43.18%
1,843	American Smallcap World Fund Class F-1	$ 60,604
1,420	Eaton Vance Greater India Fund Class A	24,483
8,880	Franklin Global Mutual Discovery Fund Class A	240,990
5,985	Franklin Natural Resources Fund Class A	208,274
12,679	Live Oak Health Sciences Fund	168,884
7,515	Matthews Asian Growth & Income Fund	113,244
1,779	Permanent Portfolio Fund	81,992
2,439	Vanguard Energy Fund	146,249
1,243	Vanguard Health Care Fund	160,047
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $947,029) - 43.18%		1,204,767

REAL ESTATE INVESTMENT TRUSTS - 0.47%
300	Eastgroup Properties Inc.	13,044
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $11,929) - 0.47%		13,044

SHORT TERM INVESTMENTS - 3.49%
97,375	Federated Prime Obligations Fund 0.19% ** (cost $97,375)	97,375

TOTAL INVESTMENTS (Cost $2,423,127) - 100.00%		2,789,906

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.00)%		(23)

NET ASSETS - 100.00%		$ 2,789,883

** Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 76.90%

Chemical-Diversification - 2.18%
50,000	E.I. Du Pont De Nemour, 5.00%, 7/15/13	$ 53,116

Commerce-Banks Central US - 2.61%
64,000	Bank of Oklahoma 5.75%, 5/15/17	63,523

Commerce-Banks Eastern US - 11.28%
75,000	American Express Centurion CD 1.55%, 12/22/14	74,807
50,000	American Express Centurion CD 1.35%, 9/29/14	49,927
50,000	American Express Centurion CD 1.40%, 10/6/14	49,914
50,000	Goldman Sachs Bank CD 1.65%, 10/5/15	50,267
50,000	Goldman Sachs Bank CD 1.75%, 12/21/15	49,630
		274,545
Commerce-Banks Southern US - 1.20%
30,000	Regions Financial Corp. 4.875%, 4/26/13	29,325

Commerce-Banks Non-U.S. - 2.00%
50,000	BNP Paribas S.A. 2.125%, 12/21/12	48,709

Computer Equipment - 5.46%
60,000	Hewlett Packard Co. 1.25%, 9/13/13	59,234
75,000	Hewlett Packard Co. 1.55%, 5/30/14	73,756
		132,990
Diversified Banking Institution - 11.06%
100,000	Bank of America Corp. 4.50%, 4/1/15	96,498
100,000	Citigroup, Inc. 5.00%, 9/15/14	98,971
25,000	Goldman Sachs Group, Inc. 3.70%, 8/1/15	24,493
25,000	JP Morgan Chase & Co. 2.60%, 1/15/16	24,634
25,000	Morgan Stanley 4.75%, 4/1/14	24,627
		269,223
Finance Investor Broker-Banker - 3.87%
100,000	Merrill Lynch, 6.05%, 5/16/16 MTN	94,256
		94,256

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

Shares/Principal		Value

Medical-HMO - 4.40%
100,000	United Health Group, 4.75%, 2/10/14	$ 107,149

Motorcycles, Bicycles, & Parts - 2.12%
50,000	Harley-Davidson Inc. 5.25%, 12/15/12	51,516

Multi-line Insurance - 8.47%
25,000	American International Group, 3.65% 1/15/2014	24,280
50,000	Genworth Financial, Inc. 5.75%, 6/15/14	49,437
30,000	Hartford Financial Services Group, 4.00%, 3/30/15	30,145
100,000	Hartford Financial Services Group, 4.75%, 3/1/14	102,359
		206,221
Oil Refining & Marketing - 1.24%
30,000	Sunoco Inc. 5.75%, 1/15/17	30,145

Printing-Commercial - 1.20%
30,000	Donnelly RR & Sons Co. 4.95%, 4/1/14	29,325

Retail- Consumer Electronics - 1.21%
30,000	Best Buy Co., Inc. 3.75% 3/15/16	29,554

Sovereign Agency - 11.23%
25,000	Federal Farm Credit Bank 5.375%, 3/13/17	25,245
39,000	Federal Farm Credit Bank 4.75%, 12/12/13	42,260
100,000	Federal National Mortgage Association, 1.25%, 7/13/16	100,027
100,000	Federal National Mortgage Association, 2.625%, 11/20/14	105,802
		273,334
Steel- Producers - 1.95%
50,000	Arcelormittal MTNA 3.75%, 3/1/16	47,464

Telephone-Integrated - 3.25%
30,000	Centurylink Inc. 6.00%, 4/1/17	30,416
50,000	Telefonica S.A. 2.582%, 4/26/13	48,790
		79,206

The accompanying notes are an integral part of these financial statements.

Shares/Principal		Value

Tobacco - 2.17%
50,000	Philip Morris International, Inc. 4.875%, 5/16/13	$ 52,763

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,881,094) - 76.90%		1,872,364

CLOSED-END FUNDS - 1.78%
2,500	PIMCO Corporate Opportunity Fund	43,425
TOTAL FOR CLOSED-END FUNDS (Cost $37,198) - 1.78%		43,425

EXCHANGE TRADED FUNDS - 12.14%
1,200	iShares Barclays TIPS Bond	140,028
3,000	Vanguard Mortgage-Backed Securities	155,640
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $280,378) - 12.14%		295,668

REAL ESTATE INVESTMENT TRUSTS - 4.04%
100,000	Health Care REIT, Inc. 3.625% 3/15/16	98,416
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $97,500) - 4.04%		98,416

REVENUE BOND - 2.05%
50,000	Puerto Rico Infrastructure Fing Auth Revenue 2.99%, 6/15/13	49,938
TOTAL FOR REVENUE BOND (Cost $50,244) - 2.05%		49,938

SHORT TERM INVESTMENTS - 2.38%
57,868	Federated Prime Obligations Fund 0.19% * (Cost $57,868)	57,868

TOTAL INVESTMENTS (Cost $2,404,282) - 99.29%		2,417,679

OTHER ASSETS LESS LIABILITIES - 0.71%		17,082

NET ASSETS - 100.00%		$2,434,761

*Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

Shares		Value

COMMON STOCK - 4.25%

Beverages - 0.70%
200	Diageo Plc. ADR	$ 17,484

Electronic & Other Electrical - 0.38%
100	Siemens AG ADR	9,561

Electronic Computers - 0.69%
500	Nice System Ltd. ADR *	17,225

Meat Packing Plants - 0.39%
500	BRF Brasil Foods S.A. ADR	9,775

Services-Business Services, NEC - 1.06%
500	Accenture Plc. Class A	26,615

Services-Equipment Rental & Leasing, NEC - 0.58%
500	Textainer Group Holdings Ltd.	14,560

Switchgear & Switchboard Apparatus - 0.45%
600	ABB Ltd. ADR	11,298

TOTAL FOR COMMON STOCK (Cost $99,051) - 4.25%		106,518

EXCHANGE TRADED FUNDS - 19.08%
3,000	Builders Emerging Markets 50 ADR Index	114,210
1,100	iShares MSCI Australia Index Fund	23,584
300	iShares MSCI Brazil Index Fund	17,217
100	iShares MSCI Chile Investable Market Index Fund	5,771
1,200	iShares MSCI Emerging Markets Index Fund	45,528
1,000	iShares MSCI Japan Index Fund	9,110
900	iShares MSCI Indonesia Investable Market Index Fund	26,379

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

Shares		Value

EXCHANGE TRADED FUNDS – (CONTINUED)
2,500	iShares MSCI Malaysia Index Fund	$ 33,500
600	iShares MSCI S&P Latin America 40 Index Fund	25,542
1,100	iShares MSCI Singapore Index Fund	11,913
500	iShares MSCI Taiwan Index Fund	5,855
300	iShares MSCI Turkey Investable Markets Index Fund	12,342
800	WisdomTree Australia Dividend Fund	40,594
600	WisdomTree DEFA Equity Income Fund	21,936
400	WisdomTree India Earnings Fund	6,240
2,000	WisdomTree International Dividend Ex-Financial Fund	79,160
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $495,546) - 19.08%		478,881

OPEN END MUTUAL FUNDS - 68.89%
8,904	American Europacific Growth Fund Class-F-1	311,430
9,670	Calamos International Growth Class A	150,581
486	Eaton Vance Greater India Fund Class A	8,376
4,914	Harbor International Fund Institutional Class	257,715
4,978	Putnam International Capital Opportunities Fund Class A	135,459
18,166	Sextant International Fund	258,860
13,251	T Rowe Price International Growth & Income Funds	152,650
12,480	Franklin Templeton Developing Markets Trust Class A	264,707
14,692	The Aberdeen International Equity Fund Institutional Service Class	188,796
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,369,939) - 68.89%		1,728,574

SHORT TERM INVESTMENTS - 9.72%
243,856	Federated Prime Obligations Fund 0.19% ** (cost $243,856)	243,856

TOTAL INVESTMENTS (Cost $2,208,392) - 101.94%		2,557,829

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.94)%		(48,680)

NET ASSETS - 100.00%		$2,509,149

** Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

Shares		Value

COMMON STOCK - 16.05%

Air Courier Services - 0.56%
200	FedEx Corp.	$ 16,702

Aircraft - 0.73%
300	Boeing Co.	22,005

Beverages - 0.66%
300	Pepsico, Inc.	19,905

Canned, Frozen & Preserved Fruit, & Food Specialties - 0.72%
400	Heinz H.J. Co.	21,616

Computer & Office Equipment - 1.23%
200	International Business Machines Corp.	36,776

Computer Storage Devices - 0.58%
800	EMC Corp. *	17,232

Converted Paper & Paperboard Products - 0.74%
300	Kimberly Clark Corp.	22,068

Crude Petroleum & Natural Gas - 0.51%
200	Anadarko Petroleum Corp.	15,266

Electric Services - 1.95%
300	First Energy Corp.	13,290
900	PPL Corp.	26,478
400	Southern Co.	18,516
		58,284
Electronic Connectors - 0.46%
300	Amphenol Corp. Class A	13,617

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

Shares		Value

Heating Equipment, Except Electric, Warm Air & Plumbing Fixtures - 0.51%
300	Beam, Inc.	$ 15,369

Laboratory Analytical Instruments - 0.50%
200	Waters Corp. *	14,810

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.85%
200	V.F. Corp.	25,398

National Commercial Banks - 0.37%
400	Wells Fargo & Co.	11,024

Oil & Gas Filed Machinery & Equipment - 0.45%
200	National Oilwell Varco, Inc.	13,598

Petroleum Refining - 0.76%
200	BP Prudhoe Bay Royalty Trust	22,792

Public Building & Related Furniture - 0.42%
400	Johnson Controls, Inc.	12,504

Railroads, Line-Haul Operating - 0.63%
900	CSX Corp.	18,954

Retail-Eating Places - 0.67%
200	McDonald's Corp.	20,066

Retail-Lumber & Other Building Materials - 0.56%
400	Home Depot, Inc.	16,816

Retail-Variety Stores - 0.84%
300	Costco Wholesale Corp.	24,996

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Shares		Value

Semiconductors & Related Devices - 0.90%
800	Applied Materials, Inc.	$ 8,568
500	Microchip Technology, Inc.	18,315
		26,883
Soap, Detergents, Cleaning Preparations, Perfumes & Cosmetics - 0.45%
200	Procter & Gamble Co.	13,342

TOTAL FOR COMMON STOCK (Cost $426,190) - 16.05%		480,023

EXCHANGE TRADED FUNDS - 19.14%
700	Consumer Staples Select Sector SPDR	22,743
200	iShares Dow Jones US Healthcare Sector Index	14,314
600	iShares Dow Jones US Medical Devices Index	35,256
200	iShares Dow Jones US Real Estate Index	11,362
200	iShares Nasdaq Biotechnology	20,870
3,500	iShares Russell Mid Cap Growth Index	192,675
900	iShares S&P 500 Index	113,364
300	iShares S&P Global Technology Sector	17,613
300	iShares S&P North American Natural Resources	11,400
300	Market Vectors Agribusiness	14,145
900	SPDR S&P 500 Trust Series 1	112,950
100	Vanguard REIT Index	5,800
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $546,130) - 19.14%		572,492

OPEN-END MUTUAL FUNDS - 62.68%
7,565	AF Fundamental Investors Fund Class F-1	267,560
17,354	Brown Advisory Growth Equity Inst	221,090
3,470	Calamos Growth Class A	160,976
12,874	Franklin Rising Dividends Fund Class A	448,022
4,230	Heartland Select Value Fund	113,409
4,704	Mairs & Power Growth Fund	332,981
18,900	Yacktman Fund	330,947
TOTAL FOR OPEN-END MUTUAL FUNDS (Cost $1,445,823) - 62.68%		1,874,985

The accompanying notes are an integral part of these financial statements.

Shares		Value

SHORT TERM INVESTMENTS - 2.12%
63,283	Federated Prime Obligations Fund 0.19% ** (Cost $63,283)	63,283

TOTAL INVESTMENTS (Cost $2,481,426) - 99.99%		2,990,783

OTHER ASSETS LESS LIABILITIES - 0.01%		409

NET ASSETS - 100.00%		$2,991,192

** Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

Shares/Principal		Value

CORPORATE/GOVERNMENT BONDS - 84.04%

Airlines - 6.92%
100,000	Southwest Airlines Co. 6.50%, 3/1/12	$ 100,802

Auto Cars/Light Trucks - 6.88%
100,000	Daimler Finance NA LLC, 7.30%, 1/15/12	100,186

Commerce-Banks Central US - 1.72%
25,000	GE Money Bank CD 1.00%, 6/10/13	25,043

Commerce-Banks Eastern US - 10.27%
50,000	American Express Centurion CD 1.15%, 12/23/13	49,915
100,000	American Express Centurion CD 1.55%, 12/22/14	99,742
		149,657
Commerce-Banks Western US - 15.11%
38,000	Capmark Bank CD 5.00%, 7/2/13	40,305
50,000	GE Capital Financial CD 1.30%, 6/16/14	49,894
30,000	Morgan Stanley CD 4.25%, 12/26/13	31,764
100,000	Zions Bancorp 2.00%, 9/19/12	98,117
		220,080
Computer Equipment - 5.41%
30,000	Hewlett Packard Co. 1.25%, 9/13/13	29,617
50,000	Hewlett Packard Co. 1.55%, 5/30/14	49,171
		78,788
Diversified Banking Institution - 10.20%
50,000	Bank of America Corp. 5.125%, 11/15/14	49,777
50,000	Citigroup Inc. 5.00%, 9/15/14	49,485
50,000	Morgan Stanley 4.75%, 4/1/14	49,254
		148,516
Food Miscellaneous/Diversified - 3.62%
50,000	Kraft Foods Inc. 6.00% 2/11/13	52,677

Multi-line Insurance - 3.39%
50,000	Genworth Financial, Inc. 5.75%, 6/15/14	49,438

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

Shares/Principal		Value

Sovereign Agency - 13.82%
25,000	Federal Farm Credit Bank 4.60%, 12/27/12	$ 26,063
20,000	Federal Farm Credit Bank 5.05%, 11/25/13	21,732
50,000	Federal Home Loan Bank 1.05%, 10/6/14	50,142
25,000	Federal Home Loan Bank 4.00%, 12/13/13	26,720
50,000	Federal National Mortgage Association, 2.00%, 1/30/12	50,068
25,000	Federal National Mortgage Association, 4.22%, 9/26/13	26,655
		201,380
Telephone-Integrated - 6.70%
100,000	Telefonica S.A. 2.582%, 4/26/13	97,580

TOTAL FOR CORPORATE/GOVERNMENT BONDS (Cost $1,232,245) - 84.04%		1,224,147

EXCHANGE TRADED FUNDS - 8.42%
1,175	iShares Barclays 1-3 Year Treasury Bond	99,288
300	Vanguard Short-Term Corporate Bond	23,358
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $122,428) - 8.42%		122,646

REVENUE BOND - 6.85%
100,000	Puerto Rico Infrastructure Fing Auth Revenue 2.99%, 6/15/13	99,877
TOTAL FOR REVENUE BOND (Cost $100,489) - 6.85%		99,877

SHORT TERM INVESTMENTS - 0.07%
1,058	Federated Prime Obligations Fund 0.19% * (Cost $1,058)	1,058

TOTAL INVESTMENTS (Cost $1,456,220) - 99.38%		1,447,728

OTHER ASSETS LESS LIABILITIES - 0.62%		8,879

NET ASSETS - 100.00%		$ 1,456,607

* Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

Shares		Value

COMMON STOCK - 6.93%

Computer Communications Equipment - 0.30%
300	Acme Packet, Inc.	$ 9,273

Food & Kindred Products - 0.60%
500	Hain Celestial Group, Inc.	18,330

Footwear (No Rubber) - 0.45%
400	Steve Madden Ltd.	13,800

Lumber & Wood Products (No Furniture) - 0.34%
300	Koppers Holdings, Inc.	10,308

Miscellaneous Food Preparation - 0.98%
8,000	Inventure Foods, Inc.	29,920

Perfumes, Cosmetics & Other Tools - 0.25%
500	United Guardian, Inc.	7,625

Pumps & Pumping Equipment - 0.19%
300	Ampco Pittsburgh Corp.	5,802

Semiconductors & Related Devices - 0.73%
400	NVE Corp.	22,212

Services-Computer Integrated Systems Design - 0.73%
600	Quality Systems, Inc.	22,194

Surgical & Medical Instruments - 0.74%
500	ICU Medical, Inc.	22,500

Switchgear & Switchboard Apparatus - 0.31%
300	Powell Industries, Inc.	9,384

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

Shares		Value

Trucking (No Local) - 0.48%
500	Con-Way, Inc.	$ 14,580

Wholesale-Hardware & Plumbing & Heating Equipment & Supplies - 0.43%
200	Watsco, Inc.	13,132

Wholesale-Miscellaneous Durable Goods - 0.40%
400	Pool Corp.	12,040

TOTAL FOR COMMON STOCK (Cost $195,681) - 6.93%		211,100

EXCHANGE TRADED FUNDS - 30.80%
800	iShares Russell 2000 Index	59,000
1,900	iShares Russell 2000 Value Index	124,716
800	iShares Russell Microcap Index	35,720
4,800	iShares S&P Smallcap 600 Growth Index	357,456
500	Market Vectors Environmental Services Index	23,297
1,000	PowerShares Global Water Portfolio	15,590
2,500	Wisdom Tree Investments, Inc.	15,125
700	WisdomTree Midcap Earnings	37,765
6,000	WisdomTree Smallcap Dividend	269,340
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $906,477) - 30.80%		938,009

OPEN END MUTUAL FUNDS - 58.57%
8,364	Columbia Acorn Fund Class Z	230,505
10,510	Franklin Microcap Value Fund Class A	293,975
5,909	Keeley Smallcap Value Fund Class A	136,800
15,158	Royce Microcap Fund Investment Class	220,401
8,248	Satuit Capital Microcap Fund Class A	250,494
13,178	Aberdeen Smallcap Fund Class A	188,308
87,295	Wasatch Smallcap Value Fund	301,168
13,022	William Blair Smallcap Value Fund Class I	162,387
TOTAL FOR OPEN END MUTUAL FUNDS (Cost $1,802,926) - 58.57%		1,784,038

The accompanying notes are an integral part of these financial statements.

Shares		Value

REAL ESTATE INVESTMENT TRUSTS - 1.04%
500	EastGroup Properties, Inc.	$ 21,740
1,000	Medical Properties Trust, Inc.	9,870
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $28,876) - 1.04%		31,610

SHORT TERM INVESTMENTS - 8.65%
263,430	Federated Prime Obligations Fund 0.19% * (cost $263,430)	263,430

TOTAL INVESTMENTS (Cost $3,197,390) - 105.99%		3,228,187

OTHER ASSETS LESS LIABILITIES - (5.99)%		(182,488)

NET ASSETS - 100.00%		$3,045,699

* Variable rate security; the coupon rate shown represents the yield at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

For the year Ended December 31, 2011

Assets:	ACF	GBF	INTF	LCSF	STBF	SCSF
Investments in Securities, at Value
(Cost $2,423,127; $2,404,282; $2,208,392; $2,481,426; $1,456,220; $3,197,390, respectively)	$2,789,906	$2,417,679	$2,557,829	$2,990,783	$1,447,728	$3,228,187
Receivables:
Prepaid Expenses	993	714	1,005	1,032	277	1,156
Dividends and Interest	911	19,035	109	1,679	11,851	386
Total Assets	2,791,810	2,437,428	2,558,943	2,993,494	1,459,856	3,229,729
Liabilities:
Payables:
Accrued Management Fees to Affiliate (Note 3)	757	256	679	812	-	830
Accrued Trustee Fees	-	-	-	-	-	-
Other Accrued Expenses	1,170	2,349	1,255	1,490	3,249	1,345
Securities Purchased	-	-	47,673	-	-	181,855
Dividends Payable	-	62	187	-	-	-
Total Liabilities	1,927	2,667	49,794	2,302	3,249	184,030
Net Assets	$2,789,883	$2,434,761	$2,509,149	$2,991,192	$1,456,607	$3,045,699

Net Assets Consist of:
Paid In Capital	$2,637,459	$2,594,012	$2,287,550	$3,065,383	$1,535,059	$3,609,680
Accumulated Undistributed Net Investment Income (Loss) on Investments	(138,875)	(943)	(127,838)	(282,065)	(54,188)	(427,682)
Accumulated Undistributed Realized Income (Loss) on Investments	(75,480)	(171,705)	-	(301,483)	(15,772)	(167,096)
Unrealized Appreciation in Value of Investments	366,779	13,397	349,437	509,357	(8,492)	30,797
Net Assets (for 233,222; 247,281; 239,297; 261,662; 164,460; 294,343, shares outstanding, respectively)	$2,789,883	$2,434,761	$2,509,149	$2,991,192	$1,456,607	$3,045,699
Net Asset Value and Offering Price Per Share	$ 11.96	$ 9.85	$ 10.49	$ 11.43	$ 8.86	$ 10.35

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year Ended December 31, 2011

	ACF	GBF	INTF	LCSF	STBF	SCSF
Investment Income:
Dividends (net of foreign tax withholding of $82 for ACF, &$56 for INTF, respectively)	$ 47,192	$11,609	$ 50,140	$ 38,567	$ 1,509	$ 22,220
Interest	272	69,238	230	181	36,850	204
Total Investment Income	47,464	80,847	50,370	38,748	38,359	22,424

Expenses:
Advisory Fees (Note 3)	28,226	8,838	26,924	28,901	5,718	30,003
Distribution Fees	361	1,341	193	382	847	353
Transfer Agent and Fund Accounting Fees	10,785	8,615	10,277	11,000	5,405	11,400
Administrative Fees	3,137	2,526	2,992	3,211	1,634	3,333
Audit Fees	7,500	6,800	7,200	7,550	4,096	8,065
Legal Fees	4,215	3,467	4,134	4,392	2,303	4,534
Custody Fees	3,690	2,756	3,230	3,645	2,547	3,530
Printing Fees	412	413	412	504	230	512
Insurance Fees	2,890	2,201	2,807	2,976	1,709	3,081
Compliance Fees	5,636	3,626	5,231	5,397	2,866	5,128
Director's Fees	1,820	1,493	1,718	1,918	713	1,938
Other	1,227	1,018	1,171	1,300	961	1,406
Total Expenses	69,899	43,094	66,289	71,176	29,029	73,283
Fees Waived and Reimbursed by the Advisor (Note 3)	-	-	-	-	(1,970)	-
Net Expenses	69,899	43,094	66,289	71,176	27,059	73,283

Net Investment Income (Loss)	(22,435)	37,753	(15,919)	(32,428)	11,300	(50,859)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(2,994)	12,392	35,037	(29,877)	2,158	98,081
Capital gain distributions from investment companies	28,766	759	737	17,820	28	61,399
Net Change in Unrealized Depreciation on Investments	(254,011)	(39,644)	(526,707)	(100,226)	(28,022)	(412,081)
Net Realized and Unrealized Loss on Investments	(228,239)	(26,493)	(490,933)	(112,283)	(25,836)	(252,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(250,674)	$11,260	$(506,852)	$(144,711)	$(14,536)	$(303,460)

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2011	12/31/2010
Increase in Net Assets From Operations:
Net Investment Loss	$ (22,435)	$ (26,241)
Net Realized Gain on Investments	25,772	52,806
Net Change in Unrealized Appreciation on Investments	(254,011)	326,789
Net Increase (Decrease) in Net Assets Resulting from Operations	(250,674)	353,354

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	182,216	277,340
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(301,057)	(380,839)
Net Decrease from Shareholder Activity	(118,841)	(103,499)

Net Assets:
Net Increase (Decrease) in Net Assets	(369,515)	249,855
Beginning of Period	3,159,398	2,909,543
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(138,875) and $(117,194), respectively)	$ 2,789,883	$ 3,159,398

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2011	12/31/2010
Increase in Net Assets From Operations:
Net Investment Income	$ 37,753	$ 39,903
Net Realized Gain on Investments	13,151	12,149
Net Change in Unrealized Appreciation on Investments	(39,644)	9,131
Net Increase in Net Assets Resulting from Operations	11,260	61,183

Distributions to Shareholders from:
Net Investment Income	(37,750)	(39,901)
Realized Gains	-	-
Return of Capital	-	-
Net Change in Net Assets from Distributions	(37,750)	(39,901)

Capital Share Transactions:
Proceeds from Sale of Shares	230,982	833,286
Shares Issued on Reinvestment of Dividends	37,550	39,685
Cost of Shares Redeemed	(399,734)	(494,927)
Net Increase (Decrease) from Shareholder Activity	(131,202)	378,044

Net Assets:
Net Increase (Decrease) in Net Assets	(157,692)	399,326
Beginning of Period	2,592,453	2,193,127
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $(943) and $(946), respectively)	$ 2,434,761	$ 2,592,453

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2011	12/31/2010
Increase in Net Assets From Operations:
Net Investment Loss	$ (15,919)	$ (20,352)
Net Realized Gain on Investments	35,774	21,658
Net Change in Unrealized Appreciation (Depreciation) on Investments	(526,707)	296,103
Net Increase (Decrease) in Net Assets Resulting from Operations	(506,852)	297,409

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(33,483)	-
Net Change in Net Assets from Distributions	(33,483)	-

Capital Share Transactions:
Proceeds from Sale of Shares	151,996	174,156
Shares Issued on Reinvestment of Dividends	33,296	-
Cost of Shares Redeemed	(344,311)	(293,187)
Net Decrease from Shareholder Activity	(159,019)	(119,031)

Net Assets:
Net Increase (Decrease) in Net Assets	(699,354)	178,378
Beginning of Period	3,208,503	3,030,125
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(127,838) and $(109,872), respectively)	$ 2,509,149	$ 3,208,503

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2011	12/31/2010
Increase in Net Assets From Operations:
Net Investment Loss	$ (32,428)	$ (28,778)
Net Realized Loss on Investments	(12,057)	(120,371)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(100,226)	534,169
Net Increase (Decrease) in Net Assets Resulting from Operations	(144,711)	385,020

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	147,297	152,700
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(259,101)	(211,810)
Net Decrease from Shareholder Activity	(111,804)	(59,110)

Net Assets:
Net Increase (Decrease) in Net Assets	(256,515)	325,910
Beginning of Period	3,247,707	2,921,797
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(282,065) and $(252,402), respectively)	$ 2,991,192	$ 3,247,707

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2011	12/31/2010
Increase in Net Assets From Operations:
Net Investment Income	$ 11,300	$ 12,772
Net Realized Gain on Investments	2,186	3,450
Net Change in Unrealized Depreciation on Investments	(28,022)	(270)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,536)	15,952

Distributions to Shareholders from:
Net Investment Income	(11,381)	(12,772)
Realized Gains	-	-
Return of Capital	(3,910)	(42,851)
Net Change in Net Assets from Distributions	(15,291)	(55,623)

Capital Share Transactions:
Proceeds from Sale of Shares	468,095	395,918
Shares Issued on Reinvestment of Dividends	15,192	55,299
Cost of Shares Redeemed	(683,683)	(1,925,790)
Net Decrease from Shareholder Activity	(200,396)	(1,474,573)

Net Assets:
Net Decrease in Net Assets	(230,223)	(1,514,244)
Beginning of Period	1,686,830	3,201,074
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(54,188) and $(50,196), respectively)	$ 1,456,607	$ 1,686,830

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	12/31/2011	12/31/2010
Increase in Net Assets From Operations:
Net Investment Loss	$ (50,859)	$ (45,770)
Net Realized Gain on Investments	159,480	90,574
Net Change in Unrealized Appreciation (Depreciation) on Investments	(412,081)	560,117
Net Increase (Decrease) in Net Assets Resulting from Operations	(303,460)	604,921

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	163,025	334,653
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(290,470)	(286,900)
Net Increase (Decrease) from Shareholder Activity	(127,445)	47,753

Net Assets:
Net Increase (Decrease) in Net Assets	(430,905)	652,674
Beginning of Period	3,476,604	2,823,930
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(427,682) and $(378,802), respectively)	$ 3,045,699	$ 3,476,604

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR ALTERNATIVE CATEGORIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2011	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007

Net Asset Value, at Beginning of Period	$ 12.92	$ 11.50	$ 9.74	$ 15.58	$ 14.46

Income From Investment Operations: ***
Net Investment Loss *	(0.09)	(0.11)	(0.10)	(0.03)	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.87)	1.53	1.86	(5.01)	2.09
Total from Investment Operations	(0.96)	1.42	1.76	(5.04)	2.08

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	-	-	-	(0.80)	(0.96)
Total from Distributions	-	-	-	(0.80)	(0.96)

Net Asset Value, at End of Period	$ 11.96	$ 12.92	$ 11.50	$ 9.74	$ 15.58

Total Return **	(7.43)%	12.35%	18.07%	(32.37)%	14.45%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,790	$ 3,159	$ 2,910	$ 2,376	$ 3,821
Ratio of Expenses to Average Net Assets	2.23%	2.19%	2.34%	1.90%	1.91%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.72)%	(0.91)%	(0.95)%	(0.19)%	(0.08)%
Portfolio Turnover	36.55%	22.58%	34.12%	32.95%	19.88%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR GENERAL BOND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2011	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007

Net Asset Value, at Beginning of Period	$ 9.97	$ 9.86	$ 9.65	$ 10.14	$ 10.11

Income From Investment Operations: ***
Net Investment Income *	0.15	0.17	0.24	0.33	0.35
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.12)	0.10	0.34	(0.51)	0.10
Total from Investment Operations	0.03	0.27	0.58	(0.18)	0.45

Distributions:
From Net Investment Income	(0.15)	(0.16)	(0.37)	(0.31)	(0.42)
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.15)	(0.16)	(0.37)	(0.31)	(0.42)

Net Asset Value, at End of Period	$ 9.85	$ 9.97	$ 9.86	$ 9.65	$ 10.14

Total Return **	0.32%	2.79%	6.13%	(1.74)%	4.53%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,435	$ 2,592	$ 2,193	$ 2,644	$ 2,998
Ratio of Expenses to Average Net Assets	1.71%	1.70%	1.75%	1.44%	1.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.50%	1.68%	2.44%	3.32%	3.48%
Portfolio Turnover	88.18%	69.10%	37.18%	103.60%	30.22%
Such Ratios are After Effect of Expenses Waived	-	-	-	-	-

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2011	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007

Net Asset Value, at Beginning of Period	$ 12.59	$ 11.44	$ 8.70	$ 16.33	$ 15.62

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.06)	(0.08)	(0.09)	(0.03)	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.90)	1.23	2.83	(6.64)	2.35
Total from Investment Operations	(1.96)	1.15	2.74	(6.67)	2.44

Distributions:
From Net Investment Income	-	-	-	-	(0.09)
From Net Realized Gain	(0.14)	-	-	(0.96)	(1.64)
Total from Distributions	(0.14)	-	-	(0.96)	(1.73)

Net Asset Value, at End of Period	$ 10.49	$ 12.59	$ 11.44	$ 8.70	$ 16.33

Total Return **	(15.55)%	10.05%	31.49%	(40.82)%	15.63%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,509	$ 3,209	$ 3,030	$ 2,329	$ 5,837
Ratio of Expenses to Average Net Assets	2.22%	2.17%	2.31%	1.96%	1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.53)%	(0.69)%	(0.90)%	(0.25)%	0.51%
Portfolio Turnover	47.81%	8.68%	15.30%	21.47%	18.46%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR LARGER COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2011	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007

Net Asset Value, at Beginning of Period	$ 11.91	$ 10.52	$ 9.03	$ 13.56	$ 14.05

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.12)	(0.10)	(0.11)	(0.05)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.36)	1.49	1.60	(4.48)	0.59
Total from Investment Operations	(0.48)	1.39	1.49	(4.53)	0.50

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	-	-	-	-	(0.99)
Total from Distributions	-	-	-	-	(0.99)

Net Asset Value, at End of Period	$ 11.43	$ 11.91	$ 10.52	$ 9.03	$ 13.56

Total Return **	(4.03)%	13.21%	16.50%	(33.41)%	3.57%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,991	$ 3,248	$ 2,922	$ 2,613	$ 4,422
Ratio of Expenses to Average Net Assets	2.22%	2.19%	2.30%	1.91%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.01)%	(0.97)%	(1.15)%	(0.42)%	(0.59)%
Portfolio Turnover	32.42%	45.48%	17.08%	15.99%	36.83%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SHORT-TERM BOND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2011	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007

Net Asset Value, at Beginning of Period	$ 9.02	$ 9.23	$ 9.21	$ 9.38	$ 9.30

Income From Investment Operations: ***
Net Investment Income *	0.06	0.05	0.10	0.17	0.31
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.14)	0.01	0.06	(0.15)	0.10
Total from Investment Operations	(0.08)	0.06	0.16	0.02	0.41

Distributions:
From Net Investment Income	(0.06)	(0.06)	(0.14)	(0.19)	(0.33)
Return of Capital	(0.02)	(0.21)	-	-	-
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.08)	(0.27)	(0.14)	(0.19)	(0.33)

Net Asset Value, at End of Period	$ 8.86	$ 9.02	$ 9.23	$ 9.21	$ 9.38

Total Return **	(0.85)%	0.67%	1.79%	0.19%	4.41%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,457	$ 1,687	$ 3,201	$ 3,690	$ 1,358
Ratio of Expenses to Average Net Assets	1.66%	1.80%	1.82%	1.58%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.69%	0.51%	1.11%	1.87%	3.33%
Portfolio Turnover	99.92%	92.33%	78.72%	115.00%	41.49%
Such Ratios are After Effect of Expenses Waived	(0.12)%	-	-	-	-

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

STAAR SMALLER COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2011	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007

Net Asset Value, at Beginning of Period	$ 11.26	$ 9.32	$ 7.41	$ 11.38	$ 13.87

Income From Investment Operations: ***
Net Investment Income (Loss) *	(0.17)	(0.15)	(0.13)	(0.11)	(0.14)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.74)	2.09	2.04	(3.86)	(0.33)
Total from Investment Operations	(0.91)	1.94	1.91	(3.97)	(0.47)

Distributions:
From Net Investment Income	-	-	-	-	-
From Net Realized Gain	-	-	-	-	(2.02)
Total from Distributions	-	-	-	-	(2.02)

Net Asset Value, at End of Period	$ 10.35	$ 11.26	$ 9.32	$ 7.41	$ 11.38

Total Return **	(8.08)%	20.82%	25.78%	(34.89)%	(3.40)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,046	$ 3,477	$ 2,824	$ 2,188	$ 4,041
Ratio of Expenses to Average Net Assets	2.20%	2.16%	2.31%	1.96%	1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.53)%	(1.52)%	(1.68)%	(1.17)%	(0.98)%
Portfolio Turnover	36.45%	12.96%	14.03%	16.27%	40.26%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and\or fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

Note 1. Organization

STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.  The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

The Trust consists of six separate series portfolios (funds). The Funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR Alternative Categories Fund (ACF)

               STAAR General Bond Fund (GBF)

               STAAR International Fund (INTF)

               STAAR Larger Company Stock Fund (LCSF)

               STAAR Short Term Bond Fund (STBF)

               STAAR Smaller Company Stock Fund (SCSF)

Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named.  Each fund may invest in other open-end funds (mutual funds), exchange-traded funds (ETFs), closed-end funds and individual securities.  Each Fund of the Trust maintains asset diversification in accordance with Internal Revenue Service regulations.

Note 2. Summary of Significant Accounting Policies

Financial Accounting Standards Board Launches Accounting Standards Codification - The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009.

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities."  This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the year ended December 31, 2011.

Equity Securities (including exchange traded funds) - Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sales price. Lacking a last sales price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3, when appropriate, of the fair value hierarchy.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Accounting Standards Codification, 820 (ASC 820) - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective July 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2011:

ACF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 412,588	-	-	$ 412,588
Exchange Traded Funds	1,062,132	-	-	1,062,132
Open-End Funds	1,204,767	-	-	1,204,767
Real Estate Investment Trusts	13,044	-	-	13,044
Short-Term Investments	97,375	-	-	97,375
Total	$2,789,906	-	-	$2,789,906

GBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Government Bonds	$ -	$1,872,364	-	$1,872,364
Closed-End Funds	43,425	-	-	43,425
Exchange Traded Funds	295,668	-	-	295,668
Real Estate Investment Trust	98,416	-	-	98,416
Revenue Bond	49,938	-	-	49,938
Short-Term Investments	57,868	-	-	57,868
Total	$ 545,315	$1,872,364	-	$2,417,679

INTF

Assets (b)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 106,518	-	-	$ 106,518
Exchange Traded Funds	478,881	-	-	478,881
Open-End Funds	1,728,574	-	-	1,728,574
Short-Term Investments	243,856	-	-	243,856
Total	$2,557,829	-	-	$2,557,829

LCSF

Assets (b)	Level 1	Level 2	Level3	Total
Common Stocks	$480,023	-	-	$ 480,023
Exchange Traded Funds	572,492	-	-	572,492
Open-End Funds	1,874,985	-	-	1,874,985
Short-Term Investments	63,283	-	-	63,283
Total	$2,990,783	-	-	$2,990,783

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

STBF

Assets (b)	Level 1	Level 2	Level 3	Total
Corporate/Bonds	$ -	$1,224,147	-	$1,224,147
Exchange Traded Funds	122,646	-	-	122,646
Revenue Bond	99,877			99,877
Short-Term Investments	1,058	-	-	1,058
Total	$ 223,581	$1,224,147	-	$1,447,728

SCSF

Assets (b)	Level 1	Level2	Level 3	Total
Common Stocks	$ 211,100	-	-	$ 211,100
Exchange Traded Funds	938,009	-	-	938,009
Open-End Funds	1,784,038	-	-	1,784,038
Real Estate Investment Trusts	31,610	-	-	31,610
Short-Term Investments	263,430	-	-	263,430
Total	$3,228,187	-	-	$3,228,187

(b) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended December 31, 2011.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  Each Fund of the Trust maintains asset diversification in accordance with Internal Revenue Service regulations.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement and Other Transactions with Affiliates

The Board of Trustees approved a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund.  The Board has made annual extensions to the Management Agreement through the period of December 31, 2012.  The extensions provide that the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.35% for the STBF, 0.35% for the GBF, and 0.90% for all other portfolios.  For the year ended December 31, 2011 the Advisor earned $28,226, $8,838, $26,924, $28,901, $5,718, and $30,003 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  As of December 31, 2011 the Fund owed the Advisor $757, $256, $679, $812, $0, and $830 for the ACF, GBF, INTF, LCSF, STBF, and SCSF, respectively.  For the period October 1, 2011 through December 31, 2011, the Advisor voluntarily waived $1,970 in expenses for the STBF.

Effective September 1, 1998, the Trust's shareholders approved a 12b-1 arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust. This arrangement remained in effect through August 1, 2001 when a new 12b-1 arrangement, discussed below, was implemented and which includes these fees. The commission structure under this arrangement is 0.5% for bond funds and 1.0% for stock funds for the first 12 months from date of purchase and 0.15% for bond funds and 0.25% for stock funds thereafter. Commissions were calculated based on fair market values and were payable monthly in the first 12 months and quarterly thereafter. For the period May through December 2000, 12b-1 commission expenses were absorbed by the investment advisor. Subsequent to December 31, 2000, the investment Advisor no longer absorbed 12b-1 fees.

Certain affiliated persons holding shares in the six portfolios purchased such shares at net asset value.  Those affiliated persons held aggregate investments in the respective funds as of December 31, 2011, as follows:

	Value of Shares Owned
Affiliates	ACF	GBF	INTF	LCSF	STBF	SCSF
J. Andre Weisbrod, Trustee, Interested Director, Chairman, & Family	$275,386	$37,588	$146,427	$154,213	$12,369	$182,140
Employees	-	-	-	-	-	26,003
Total Value of Shares Owned	$275,386	$37,588	$146,427	$154,213	$12,369	$208,144

	Shares Owned
Affiliates	ACF	GBF	INTF	LCSF	STBF	SCSF
J. Andre Weisbrod, Trustee, Interested Director, Chairman, & Family	23,026	3,816	13,959	13,492	1,396	17,598
Employees	-	-	-	-	-	2,512
Total Number of Shares	23,026	3,816	13,959	13,492	1,396	20,110

Mr. Weisbrod is an interested director because he is an owner of the Advisor.

Aggregate annual Trustee fees for the year ended December 31, 2011 were $9,600.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at December 31, 2011 was $2,637,459 representing 233,222 shares outstanding for the ACF, $2,594,012 representing 247,281 shares outstanding for the GBF, $2,287,550 representing 239,297 shares outstanding for the INTF, $3,065,383 representing 261,662 shares outstanding for the LCSF, $1,535,059 representing 164,460 shares outstanding for the STBF, and $3,609,680 representing 294,343 shares outstanding for the SCSF. Transactions in capital shares for the year ended December 31, 2011 and the year ended December 31, 2010, were as follows:

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

	December 31, 2011
Shares	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	13,455	23,347	11,862	11,867	52,559	13,924
Shares issued on Reinvestment of Dividends	-	3,784	3,174	-	1,697	-
Shares Redeemed	(24,806)	(40,002)	(30,533)	(22,942)	(76,811)	(28,331)
Net Increase (Decrease)	(11,351)	(12,871)	(15,497)	(11,075)	(22,555)	(14,407)

	December 31, 2011
Dollar Value	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	$182,215	$230,982	$151,996	$147,297	$468,095	$163,025
Shares issued on Reinvestment of Dividends	-	37,550	33,296	-	15,192	-
Shares Redeemed	(301,056)	(399,734)	(344,311)	(259,101)	(683,683)	(290,470)
Net Increase (Decrease)	$(118,841)	$(131,202)	$(159,019)	$(111,804)	$(200,396)	$(127,445)

	December 31, 2010
Shares	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	23,924	83,165	15,684	14,299	42,925	34,224
Shares issued on Reinvestment of Dividends	-	3,976	-	-	6,074	-
Shares Redeemed	(32,390)	(49,462)	(25,754)	(19,397)	(208,782)	(28,548)
Net Increase (Decrease)	(8,466)	37,679	(10,070)	(5,098)	(159,783)	5,676

	December 31, 2010
Dollar Value	ACF	GBF	INTF	LCSF	STBF	SCSF
Sale of Shares	$277,340	$833,286	$174,156	$152,700	$395,918	$334,653
Shares issued on Reinvestment of Dividends	-	39,685	-	-	55,299	-
Shares Redeemed	(380,839)	(494,927)	(293,187)	(211,810)	(1,925,790)	(286,900)
Net Increase (Decrease)	$(103,499)	$ 378,044	$(119,031)	$(59,110)	$(1,474,573)	$47,753

Note 5. Investment Transactions

For the year ended December 31, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,135,001 and $1,079,525 for the ACF, $2,101,843 and $2,233,153 for the GBF, $1,355,751 and $1,566,403 for the INTF, $1,003,902 and $1,059,264 for the LCSF, $1,452,667 and $1,552,550 for the STBF, and $1,172,422 and $1,246,208 for the SCSF, respectively.

Note 6. Tax Matters

At December 31, 2011, the tax cost basis for investments held were as follows: $2,423,127 for the ACF, $2,404,282 for the GBF, $2,208,392 for the INTF, $2,481,426 for the LCSF, $1,456,220 for the STBF, and $3,197,390 for the SCSF, respectively.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

At December 31, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) are as follows:

ACF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$441,203	$(74,424)	$366,779

GBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$40,442	$(27,045)	$13,397

INTF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$400,609	$(51,172)	$349,437
LCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$537,943	$(28,586)	$509,357

STBF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,553	$(10,045)	$(8,492)

SCSF
Appreciation	Depreciation	Net Appreciation(Depreciation)
$263,905	$(233,108)	$30,797

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

ACF	Value
Undistributed ordinary loss	$ (138,875)
Undistributed capital loss	(75,480)
Unrealized appreciation on investments	366,779

GBF	Value
Undistributed ordinary income	$ (943)
Undistributed capital loss	(171,705)
Unrealized appreciation on investments	13,397

INTF	Value
Undistributed ordinary loss	$ (127,838)
Undistributed capital loss	-
Unrealized appreciation on investments	349,437

LCSF	Value
Undistributed ordinary loss	$ (282,065)
Undistributed capital loss	(301,483)
Unrealized appreciation on investments	509,357

STBF	Value
Undistributed ordinary loss	$ (54,188)
Undistributed capital loss	(15,772)
Unrealized depreciation on investments	(8,492)

SCSF	Value
Undistributed ordinary loss	$ (427,682)
Undistributed capital loss	(167,096)
Unrealized appreciation on investments	30,797

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax-basis components of distributions paid in 2011 and 2010 are as follows:

For the year ended December 31, 2011 the GBF paid an ordinary distribution of $37,750.

For the year ended December 31, 2010 the GBF paid an ordinary distribution of $39,901.

For the year ended December 31, 2011 the INT paid a capital gain distribution of $33,483.

For the year ended December 31, 2011 the STBF paid an ordinary distribution of $11,381 and had a return of capital of $3,910 for a total distribution of $15,291.

For the year ended December 31, 2010 the STBF paid an ordinary distribution of $12,772 and a return of capital distribution of $42,851 for a total distribution of $55,623.

STAAR INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

As of December 31, 2011, the following net capital loss carryforwards existed for federal income tax purposes:

Year Expiring	ACF	GBF	INTF	LCSF	STBF	SCSF
2012	-	-	-	-	-	-
2013	-	-	-	-	-	-
2014	-	-	-	-	-	-
2015	-	-	-	-	-	-
2016	-	116,510	-	123,646	-	104,661
2017	75,480	55,195	-	45,409	15,772	62,435
2018	-	-	-	120,371	-	-
No Expiration	-	-	-	12,057	-	-
	$ 75,480	$ 171,705	$ -	$ 301,483	$ 15,772	$ 167,096

The above capital loss caryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset.  The Trust will not make distributions from capital gains while a capital loss carryforward remains.

STAAR INVESTMENT TRUST

AUDITOR’S OPINION

DECEMBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees

Staar Investment Trust

We have audited the statements of assets and liabilities, including the schedules of investments, of Staar Investment Trust (comprising, respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended .  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodians.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Staar Investment Trust, as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Carson & Co, LLC

Sewickley, Pennsylvania

February 25, 2012

STAAR INVESTMENT TRUST

EXPENSE ILLUSTRATION

DECEMBER 31, 2011 (UNAUDITED)

Expense Example

As a shareholder of the STAAR Investment Trust Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

STAAR INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2011 (UNAUDITED)

Alternative
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$884.62	$11.54
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.96	$12.33

* Expenses are equal to the Fund's annualized expense ratio of 2.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$988.86	$8.52
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.64	$8.64

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$828.02	$11.15
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.01	$12.28

* Expenses are equal to the Fund's annualized expense ratio of 2.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Larger Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$924.01	$11.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.41	$11.88

* Expenses are equal to the Fund's annualized expense ratio of 2.34%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Short-Term
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$989.65	$7.32
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.43

* Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Smaller Company
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$890.71	$10.96
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.61	$11.67

* Expenses are equal to the Fund's annualized expense ratio of 2.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STAAR INVESTMENT TRUST

TRUSTEES & OFFICERS

DECEMBER 31, 2011 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Richard Levkoy * 103 Skrabut Lane Sewickley, PA 15003, 59	Trustee	Continuous, 11 yrs.	1 Series Trust (6 Funds)	Accountant, None
Thomas J. Smith * 736 Beaver Street Sewickley, PA 15143, 73	Trustee	Continuous, 12 yrs.	1 Series Trust (6 Funds)	Advertising/Marketing Consulting, None
Jeffrey A. Dewhirst 453 Washington Street Leetsdale, PA 15056, 63	Secretary/ Trustee	Continuous, 16 yrs.	1 Series Trust (6 Funds)	Investment Banker, None

* Audit Committee members

STAAR INVESTMENT TRUST

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2011 (UNAUDITED)

Board of Trustees

The Fund’s Board of Trustees oversees the Fund’s business and affairs, while day-to-day operations such as management of investments, recordkeeping, administration and other compliance responsibilities are the responsibility of Fund management which reports and is accountable to the Board.  The Board is responsible for overseeing the operations and risk management of the Fund in accordance with the provisions of the Investment Company Act, other applicable laws and the Fund's charter. The Board does not have a role in oversight of Fund investments or investment risk, except to the extent that they adopt and review and ultimately enforce compliance with Fund policies and procedures intended to reduce risks such as compliance risk and valuation risk.

The Board is composed of four members, three of whom are Independent Trustees who are not "interested persons" of the Fund, as that term is defined in the Act.  The Chairman of the Board, J. Andre Weisbrod, is an interested person of the Fund.  The Fund does not have a lead independent director.  Any Board member may propose items to be included on the Board’s agenda. The Board meets four times per year in regularly scheduled quarterly meetings.  In addition, the Independent Trustees generally meet without the presence of any interested person 2-3 times a year and the audit committee meets with the public accountants at least twice per year and separately as needed. They also meet several times per year to address particular responsibilities, such as approval of the advisory agreement, and they meet separately with auditors and the Chief Compliance Officer as often as necessary but at least once a year. Board members receive regular reports at least quarterly from the Adviser and the Chief Compliance Officer. The Board has directed the preparation of quantitative and qualitative information and reports to facilitate their risk management function.  The Independent Trustees have access to the Chief Compliance Officer and key advisory personnel and Fund counsel to obtain information and assistance as needed and have access to independent legal counsel.

The Board conducts an annual self-assessment and believes that the Board's leadership structure is appropriate given the Fund’s characteristics and circumstances including the Fund’s net assets, distribution arrangements, and the services provided by the Fund’s service providers.  The Independent Trustees have determined that the communications between them and among them and Fund management are excellent and see no need to appoint a lead Independent Trustee.

The members of the Board have been selected because of their individual experiences and education and for their ability to engage actively in serving as fiduciaries of the Fund.  We believe we have met our objective of having a Board composed of small business entrepreneurs with the background, experience and independence to raise issues and opinions and who understand the accountability, service and quality to which the Fund’s shareholders are entitled.

Board Members

Name & Address	Term of Office and Length of Time Served	Position Held With Registrant	Principal Occupation(s) during Past 5 Years

J. Andre Weisbrod, 13 East Forest Avenue Pittsburgh, PA 15202, Age 62	Indeterminate / 16 Years	Trustee , Chairman, Interested Director	President, STAAR Financial Advisors, inc., (Investment Adviser to the Trust)

Jeffrey A. Dewhirst, 453 Washington Street Leetsdale, PA 15056, Age 63	Indeterminate / 16 Years	Trustee, Secretary, Independent Director	Investment Banker, Principal, Dewhirst Capital Corporation

Thomas J. Smith, 736 Beaver Street Sewickley, PA 15141, Age 73	Indeterminate / 12 Years	Trustee, Independent Director	Advertising/marketing Consultant

Richard Levkoy, 103 Skrabut Lane Sewickley, PA 15143, Age 59	Indeterminate / 11 Years	Trustee, Independent Director, Chairman of Audit Committee	Accountant

Additional Biographical Information

J. Andre Weisbrod:

Education: BFA, Ohio University, 1970.  Young Life Institute/Fuller Seminary 1971-75.  Chartered Financial Consultant, The American College, 1986.
Employment History: Founder, President & CEO, STAAR Financial Advisors, Inc., 1993 – present; Founder, Chairman of the Board of Trustees, The STAAR Investment Trust, 1996- present; Registered Representative, Olde Economie, 1998-2007; Registered Representative, Janney Montgomery Scott, 1983-1998; Insurance Agent, Penn Mutual, 1981-1993; Free lance writer/designer, 1980-81; Product Manager, Sea Breeze Laboratories and Clairol/Bristol Myers, 1976-1979; Staff and Area Director, Young Life Cincinnati, 1971-76;

Other: Board Member, Entrepreneurial Thursdays, 2005–present; Living Bridge Church Worship Team, 2009-present; St. Stephen’s Church Vestry 1991-99, Board Member, Young Life 1985-1994

Thomas Smith, Independent Trustee

Education:  Denison University. Bachelor of Arts

Employment History:  2004-Present – Part-time Consultant to Smith Brothers Agency; 1993-2003 -- Small Business owner/operator; 1989-92 -- President/CEO (Pittsburgh Office) of Della Femina McNamee U.S.; 1985-1989 -- President/CEO Ketchum International; 1978-84 -- Chairman/CEO Ketchum Advertising Pittsburgh and Washington, D.C. ;  1964-78 --Account Management Executive, Tatham-Laird & Kudner;  1960-1964 -- Officer, U.S. Navy;  1958-1960 -- Account Executive, Radio Station WCGO

Other: Board Positions -- Present: Imani Christian Academy and Starr Investment Trust; Past: D.T. Watson Rehabilitation Hospital; Gibson Greeting Cards; Ketchum Communications; Red Cross of Allegheny County; Salvation Army of Allegheny County; Pittsburgh Symphony; Saltworks Theatre Company; Sewickley Academy; Sewickley YMCA; St. Stephen’s Church (Sewickley) Vestry; Verland Foundation; World Vision, U.S

Richard Levkoy

Education:   1987 - 1993 La Roche College Pittsburgh, PA , Bachelor of Science In Accounting, summa cum laude

Employment History:  2006 - Present Accounting Consultant – CJL Engineering Moon Twp., PA;  2001 - Present St. Stephen’s Episcopal Church Sewickley, PA , Director of Finance;   2000 - 2006 Children’s Growth Fund Investment Partnership, Managing Partner;  1996 - 1999 Sewickley, PA, Chief Financial Officer - Sewickley Valley Healthcare Services, Senior Staff Accountant – Heritage Valley Health System; 1989 - 1995 Internal Medicine Associates Ambridge, PA,  Business Manager / Accountant; 1983 - 2001 Levkoy Real Estate Partnership Sewickley, PA, Managing Partner

Other: 2002 - Present STAAR Investment Trust Pittsburgh, PA, Board Member & Chair of Audit Committee; Volunteer Experience -- Two short term mission trips to Juarez, Mexico, 2000 and 2001, Short term mission trip to New Orleans in 2007, Fund raising for student ministries

Jeffrey Dewhirst

Education: B.A. Economics, Rutgers University, 1971, Phi Beta Kappa; MBA, University of Michigan, 1973.

Employment History:  2007 – Present President, Dewhirst Capital Corporation.  Owner and founder of Firm that provides merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies; 2002 – 2007 Managing Director, Dewhirst Warrick LLC.  Co-founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies and private equity groups, as well as selected engagements for publicly traded companies.; 1997 – 2002 President, Dewhirst Capital Corporation.  Owner and founder of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.   Co-ventured with Warrick Financial Group, Inc. on certain engagements and transactions; 1993 – 1997 President, J. T. R. Capital Corporation. One of two founders/partners of Firm that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies; 1988 – 1993 Director, Corporate Finance/Investment Banking, Price Waterhouse.  Founded and managed the Pittsburgh-based Group that provided merger, acquisition, divestiture, corporate finance and financial advisory services to middle market companies.  Became part of the firm’s national Corporate Finance practice that eventually grew to include offices in 10 major cities; 1973 – 1988 Mellon Bank, N.A.  Held various progressive positions in middle market corporate lending and credit approval, including Vice President & Manager of the Pittsburgh Office and Senior Credit Officer of the Middle Market Lending Department.

Compensation

Each Trustee was compensated as follows in 2011.

$ 500 Quarterly for Board Meetings and other service connected with the Board.

$ 100 Quarterly for serving as Chairman, Officer or on a committee.

Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.

Indemnification

The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

Committees

Due to the small size of the board, there is only one committee, the Audit Committee.  Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds.  The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

STAAR INVESTMENT TRUST

ADDITIONAL INFORMATION

DECEMBER 31, 2011 (UNAUDITED)

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 332-7738 PIN 3370 to request a copy of the SAI or to make shareholder inquiries.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 332-7738 PIN 3370.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (800) 332-7738 PIN 3370.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling our toll free number (800) 332-7738 PIN 3370.

Investment Advisory Renewal Agreement Renewal

During a Board meeting held on December 13, 2011, the Trustees reviewed and discussed amongst other things, the renewal of the advisory agreement.  There were multiple considerations taken into account; performance, conflicts of interest, and expenses.  It was decided to renew the agreement for an additional year.

Board of Trustees

Jeffrey A. Dewhirst

Richard Levkoy

Thomas Smith

J. Andre Weisbrod

Investment Adviser

STAAR Financial Advisors, Inc.

604 McKnight Park Dr.

Pittsburgh, PA 15237

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Carson & Co., LLC

P.O. Box 395

Sewickley, PA 15143

This report is provided for the general information of the shareholders of the STAAR Investment Trust. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2. CODE OF ETHICS.

(d) There were no waivers to the Code of Ethics granted during the period.

The Trust adopted a Code of Ethics on November 30, 1999 that was previously filed with the prospectus and SAI dated May 1, 2000. The Code of Ethics was

Amended at a meeting of the Board of Trustees on December 15, 2005. The Code of

Ethics is designed to protect shareholder interests and includes sections addressing general ethics as well as specific concentration on areas such as prohibited transactions, pre-clearance procedures, certifications and reports by access persons, confidentiality and conflicts of interest

(f) The Code of Ethics may be found at www.staarfunds.com

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Richard Levkoy, an accountant and member of the Trust's Board of Trustees is the designated audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(b) Audit related fees include fees billed in connection with assurance and related services provided by the registrant.

(c) Tax fees include fees billed in connection with the tax compliance, planning, and advice services provided by the Registrant.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit, audit related, tax and other services and products.

                  Fiscal Year Ended December 31,

                       2011             2010

                     -------          -------

Audit Fees          $ 22,454         $ 23,909

Audit-Related          6,889           13,152

Tax Fees               8,280           10,527

All Other Fees             0                0

                    ---------          -------

Total               $ 37,623         $ 47,588

(e)  The Audit Committee annually meets with the independent registered accounting firm to review and approve the audit plan prior to execution.  Items covered in the related report and meeting include, among other things: update of the auditor’s understanding the entity and its operating environment, audit objectives, anticipated reports to be issued, other services to be rendered, audit planning activities to date and resulting service fees segregated as prescribed into audit, audit-related and tax service fees. Upon conclusion of the meeting, the Audit Committee Chairman executes an engagement letter covering audit, audit-related and tax service fees.

 During the course of the audit work, the Audit Committee Chairman is kept informed of any significant issues that arise, including those that have an effect on audit scope. At the conclusion of the audit, and prior to issuance, the Audit Committee meets with the independent registered accounting firm to review a summary of the audit through review of various reports, including the required communication to the Audit Committee.

Using the above described procedures, the Audit Committee considers 100% of the independent registered accounting fees to be approved. The Registrant considers the Audit Committee's administration of the engagement to be in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(f) There were no audit, audit-related or tax services provided by persons other than the Registrant's independent registered accounting firm's full-time, permanent employees.

 (g) There were no services provided by the Registrant's independent registered accounting firm to the Registrant's advisor.

(h) There were no services provided by the Registrant's independent registered accounting firm to the Registrant's advisor or to any entity controlling, controlled by, or under common control with the advisor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF  INVESTMENTS.

Not applicable – schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics may be found at www.staarfunds.com

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(a)(3)

EX-99.CERT.  Filed herewith.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The STAAR Investment Trust

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Andre Weisbrod

----------------------------------------

J. Andre Weisbrod,

Chief Financial Officer

SIGNATURES

The STAAR Investment Trust

(Registrant)

Date 03/05/2012

The STAAR Investment Trust

(Registrant)

Date 03/05/2012